UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

ENERGIZER RESOURCES INC.

(Exact Name of Small Business Issuer as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Small Business Issuer’s telephone number, including area code:   (416) 364-4911

URANIUM STAR CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the affirmative vote of the shareholders at our special and annual meeting on December 9, 2009, we effected a name change from Uranium Star Corp. to Energizer Resources Inc.

On December 16, 2009, we amended our Articles of Incorporation with the Secretary of State of Minnesota to read as follows:

ARTICLE I:  The name of the corporation shall be Energizer Resources Inc.

In addition, on April 29, 2010, the new symbol for the Company on the Over the Counter Bulletin Board is "ENZR".

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGIZER RESOURCES INC.

(Small business issuer)

Date: April 29, 2010

By:/s/ Richard E. Schler

Richard E. Schler

Chief Financial Officer